EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Mike the Pike Productions, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, James DiPrima, Chief Financial Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended September30, 2023 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 22, 2023	By:	/s/ James DiPrima
James DiPrima
Chief Financial Officer